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         This Indenture of Lease is made the 14th day of August, 1995, between
FREEWAY 130, L.L.C., with offices at P.0 Box 585, 510 Heron Drive, Bridgeport, NJ 08014 ("Landlord") and A.C. MOORE, INC., with offices at 17 Roland Avenue, Mt. Laurel, NJ 08057 ("Tenant").

                                    ARTICLE 1
                   DEMISED PREMISES - USE OF DEMISED PREMISSES
                   TERM OF LEASE - COMPLETION OF IMPROVEMENTS

         1.01 The Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord subject to the terms of the Lease, for the term specified in Section 1.03, the premises known as 5 University Court, as more fully described in Exhibit A hereto, together with the improvements to be constructed thereon by Landlord pursuant to Section 1.04 (together, the "Demised Premises").

         1.02 Tenant shall use and occupy the Demised Premises for any lawful purpose, specifically, for warehousing, distribution, corporate offices, and the necessary truck and car parking associated with those uses.

         1.03 The term of this Lease shall be six (6) years, unless sooner terminated pursuant to other provisions of this Lease. The date of Commencement of the term of this Lease shall be and Tenant's obligation to pay rent shall commence on the earlier of (a) the date Landlord notifies Tenant that the Demised Premises is ready for occupancy following substantial completion of the work to be performed by Landlord pursuant to Section 1.04 hereof, and Tenant's Certificate of Occupancy is issued, or (b) the date Tenant occupies the Demised Premises or any part thereof, or (c) April 30, 1996 ("Commencement Date").

         1.04 Before the term of this Lease begins, Landlord shall construct and prepare a building and other improvements (the "Work") upon the Demised Premises in accordance with the plans and specifications set forth in Exhibit B hereto and such other working drawings and specifications as may be reasonably necessary which shall be prepared by landlord in substantial conformity, with the plans and specifications set forth in Exhibit B, but if such working drawings and specifications are not so in conformity, they shall be subject to the approval of Tenant, not to be unreasonably withheld, such approval to be considered to have been given unless Tenant, within six (6) business days after the submission of such working drawings and specifications to it, notifies Landlord in writing of Tenant's disapproval and the reasons therefor. All other work to be done or performed in or about the Demised Premises shall be by Tenant at Tenant's sole cost and expense and in accordance with the provisions or
Article 5 hereof.

         1.05 The Demised Premises shall conclusively be deemed ready for Tenant's occupancy as soon as the Work has been substantially completed and a Tenant Certificate of Occupancy is issued. The Demised Premises shall not be deemed to be unready for Tenant's occupancy or incomplete (a) if only minor or unsubstantial details of construction, decoration or mechanical adjustments remain to be done in the Demised Premises or any part thereof provided that none of such items are necessary to make the building reasonably tenantable for Tenant's use, or (b) if a temporary or permanent certificate of occupancy has been issued for the building, or (c) if delay in the availability of the Demised Premises for Tenant's occupancy is caused in whole or in part by

Tenant.

         1.06 Landlord shall give Tenant at least four (4) weeks's prior notice of the date when the building is expected to be ready for occupancy. Upon substantial completion of the Work, Landlord and "punchlist" listing incomplete items or items that need to be corrected. As soon as conditions practicably permit, Landlord shall finish the items of Work and adjustment not finished when the building is ready for occupancy.

         1.07 Subject to the provisions of Section 1.06, the entry by Tenant into the Demised Premises and the taking of possession thereof shall be deemed an acknowledgment by Tenant that the Demised Premises are in good and tenantable and satisfactory condition at the beginning of the ter m of this Lease and that up to the time of such occupancy Landlord has no duty to make repairs or alterations to the Demised Premises at any time prior to or during the term of this Lease except as specifically set forth in the Lease. Notwithstanding anything in this Lease to the contrary, Landlord agrees to correct or repair any patent or latent defects in the construction of the Work occurring within one
(1) year of the Commencement Date provided written notice thereof is given to Landlord by Tenant within said one (1) year period,

                                    ARTICLE 2
                                      RENT

         2.01 Tenant covenants and agrees to pay to Landlord, at Landlord's address or at such other place as Landlord may from time to time designate, during each year during the term hereof, a basic annual rental in the amount of FIVE HUNDRED AND SEVENTEEN THOUSAND ONE HUNDRED AND SEVENTY-FOUR ($517,174) DOLLARS, adjusted in accordance with Section 2.02 hereof (the "Basic Rent"). The Basic Rent shall be in addition to all other payments to be made by Tenant pursuant to this Lease and shall be paid, in advance, without notice or demand, and without deduction or set-off, in monthly installments of one-twelfth (1/12th) of such Basic Rent on the first (lst) day of each calendar month during the term of this Lease, and a prorata portion of such monthly Basic Rent shall be paid at the beginning and end of the term if the Commencement Date is or the Lease terminates on other than the first day of a calendar month.

         2.02     Renewals.

                  (a) Tenant shall have the right and option to extend the term of this Lease for ONE (1) successive renewal terms (each of which is a separate, independent option) of SIX (6) years (each of which shall be called a "Renewal Term"), provided and on condition that:

                           (i) Tenant gives Landlord at least six (6) months
written notice of its exercise of the option prior to the expiration of the then current term of the Lease, and

                           (ii) all prior options, if any, have been exercised,
and

                           (iii) any extension of this Lease pursuant to the
provisions of this Section 2.02(a) shall be upon the same terms and condition as are then in effect except that there shall be options to extend only as provided in this Section 2.02(a) and except as specifically otherwise


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provided in this Lease, and

                           (iv) if Tenant fails to exercise any option to extend
as provided in this Lease, this Lease shall terminate at the end of the then current term.

                  (b) The Basic Rent for the Demised Premises during any Renewal Term shall be computed by multiplying the then existing Basic Rent times a fraction, the numerator of which shall be the "Index" (as defined below) for the month immediately prior to the applicable Renewal Term, and the denominator shall be the Index for the month in which the Commencement Date occurs, but in no event less than the Basic Rent in effect for the period immediately prior to the applicable Renewal Term.

                  (c) The term "Index" shall mean the United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items, Philadelphia, PA - NJ (1982 - 100). If the Index shall be no longer published and a successor index with stated adjustments based on the Index is published such successor index shall be used; otherwise, Landlord shall select successor index.

         2.03 It is the purpose and intent of Landlord and Tenant that, except as otherwise provided in this Section 2.03, the Basic Rent shall be net to Landlord, so that this Lease shall yield, net to Landlord, the Basic Rent specified in Section 2.01, and that all taxes, costs, expenses, obligations and charges of every kind and nature relating to the Demised Premises (excepting the payments by Landlord of interest and principal pursuant to any note and mortgage to which Landlord is a party secured by the Demised Premises, or any part thereof, or any real property of which the Demised Premises is a part and the one year warrantee as cited in Article 1.07), that may arise or become due during the term of this Lease shall be paid by Tenant, and Tenant agrees to indemnify, defend and save harmless Landlord from and against such costs, expenses, obligations and charges.

         2.04 All taxes, charges, costs, expenses and obligations that Tenant assumes or agrees to pay under any provisions of this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as provided in this Lease, all other damages, costs and expenses that Landlord may suffer or incur, and any and all other sums that may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them, shall be deemed to be additional rent and, in the event of non-payment, Landlord shall have all the rights and remedies provided in this Lease and provided by law in the case of non-payment of rent.

                                    ARTICLE 3
                TAXES AND OTHER CHARGES AND EXPENSES - UTILITIES

         3.01 (a) Tenant shall bear, pay and discharge, or cause to be paid and discharged, at least fifteen (15) days before the last day upon which payment may be made without penalty or interest, all real estate taxes, use and occupancy taxes, special assessments, water rents, rates and charges, sewer rents, license fees, permit fees and other authorization fees, charges for public utilities and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, seen or unforeseen, and each and every installment thereof ("Impositions") that shall or may during the term hereof become due and payable, or become liens upon, or arise in connection with the use, occupancy or possession of, or be due or payable out of the proceeds of, or for or with respect to, or with respect to the rents from
(i) the Demises Premises and any part thereof, the appurtenances thereto and the sidewalks, streets and vaults adjacent thereto, and any estate, right or interest therein and (ii) any occupancy, use or possession of the Demised Premises or any part thereof, and such franchises, licenses or permits that may be appurtenant to the use of the Demised Premises or any part thereof.

                  (b) All Impositions that are charged, laid, assessed, or imposed for each fiscal or billing period in which the term of this Lease commences and terminates shall be apportioned pro-rata between Landlord and Tenant in accordance with the respective portions of each such fiscal or billing period during the term of this Lease.

         3.02 So long as it is not in default under this Lease, Tenant, without postponement of payment of any Imposition, may bring appropriate proceedings in the name of Landlord or Tenant or both for contesting the validity or amount of any Imposition, or to recover payments therefor, and agrees to indemnify, defend and save Landlord harmless from all liability, costs and expenses in connection therewith. Landlord shall cooperate with Tenant with respect to the proceedings so far as reasonably necessary. Tenant shall be entitled to amounts recovered that relate to payments that, pursuant to the terms of this Lease, have been made by Tenant.

         3.03 (a) Except as in this Section 3.03 provided, Tenant shall be solely responsible for the provision of, and promptly pay all charges for gas, heating, electricity, telephone, water, sewer and all other utilities and services used or consumed in connection with the Demised Premises. Tenant agrees to indemnify, defend and save Landlord harmless against any liability or charges for such utilities and services.

                  (b) In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities or services to the Demised Premises.

                  (c) In no event shall Landlord be liable for an interruption or failure in the supply of any utilities or services to the Demised Premises, and Tenant shall not be entitled to any rent or other abatement therefor. It is expressly agreed that Landlord is not and shall not be required to render any services of any kind to Tenant.

         3.04 Tenant shall promptly, timely, and fully pay all expenses pertaining to the Demised Premises.

         3.05 Tenant shall promptly supply to Landlord, and in any event prior to the period in which any interest and/or penalty would accrue for non-payment, written proof of payment of all Impositions and other charges and expenses required to be paid by Tenant by this Article 3.

                                    ARTICLE 4
                     ASSIGNMENTS MORTGAGES AND SUBLEASES --
                   TRANSFER OF OWNERSHIP -- SERVICE CONTRACTS

         4.01 Neither Tenant, nor Tenant's successors or assigns, shall, without Landlord's prior written consent, voluntarily or involuntarily or by operation of law, assign, transfer, mortgage, pledge or encumber this Lease or the estate created hereby, in whole or in part, or sublet the Demised Premises or any part thereof, or enter into any license agreement pertaining to the Demised Premises or any part thereof, or otherwise permit the Demised Premises or any part thereof to be used or occupied by others. Except for a public stock offering or a minority interest transfers, for the purposes of this Lease, any transfer of any ownership interest in Tenant or any entity of which Tenant is composed shall be deemed a prohibited assignment, or unless Tenant is a corporation whose stock is publicly traded. Each permitted assignee and subtenant shall assume, and be deemed to have assumed this Lease, and shall be and remain liable jointly and severally with Tenant for all payments and for the due performance on all terms, covenants and conditions to be paid and performed by Tenant.

                                    ARTICLE 5
                          ALTERATIONS & TRADE FIXTURES

         5.01 Except for the addition of trade fixtures and equipment that do not attach to the Demised Premises, Tenant shall not make any alteration, rebuilding, replacement, change, addition or improvement in or to the Demised Premises without the prior written consent of Landlord; and if Landlord gives written consent:

                  (a) such work shall be performed in a first class, workmanlike manner, at Tenant's sole cost and expense, and shall not weaken or impair the structural strength, or lessen the value, of the Demised Premises;

                  (b) such work shall be made according to plans and specifications therefor, prepared at Tenant's sole cost and expense, that have received Landlord's prior written approval, and such work shall comply with the Declarations in all respects;

                  (c) before the commencement of any such work, at Tenant's sole cost and expense, such plans and specifications shall, if required by law, statute, ordinance, rule or regulation, be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility company having an interest therein, and written evidence of such approval provided to Landlord; all such work shall be done subject to and in accordance with all requirements of law, statutes, ordinances, rules and regulations, all governmental departments or authorities having jurisdiction, public utility companies having or claiming jurisdiction, and any other body exercising similar functions; and

                  (d) before the commencement of any such work Tenant shall obtain, and at all times when any such work is in progress Tenant shall maintain, at Tenant's sole cost and expense, such insurance coverage as covers all insurable risks during the course of such work, and such workmen's compensation insurance as covers all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord or the Demised Premises or Landlord's interest in the Demised Premises.

         5.02 Tenant shall have the right to install trade fixtures required by Tenant or used by it in its business provided and to the extent not attached or affixed to the Demised Premises and, if installed by Tenant, to remove any or all such trade fixtures from time to time during and upon termination of this Lease, provided however, that Tenant is not otherwise in default under this Lease and that Tenant shall repair and restore any damage or injury to the Demised Premises caused by the installation and/or removal of any such trade fixtures.

                                    ARTICLE 6
                                     REPAIRS

         6.01 At all times during the term of this Lease, Tenant shall, at Tenant's own cost and expense, keep and maintain in first-class order and condition the Demised Premises, including but not limited to all lawns and planted areas, and all roadways, walkways, sidewalks, curbing and parking and loading areas thereon, and all equipment and appurtenances, and make all repairs thereto and restorations, replacements and renewals thereof, inside, and non-structural, extraordinary and ordinary, seen or unforeseen, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by (subject to the provisions of Section 1.07) latent defects or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury.

         6.02 Tenant shall keep the roadways, walks, parking and loading areas and sidewalks clean and free of snow and ice, and the exterior and interior of the buildings and improvements clean and neat. Without limiting the generality of the foregoing, all open storage and loading areas within the Demised Premises shall be maintained by Tenant in an orderly, neat and clean fashion, and shall be screened so as not to be visible from streets and adjoining properties.

         6.03 The Demised Premises and each part thereof shall at all times be maintained by Tenant in compliance with the Declarations.

         6.04 Tenant shall enter into a preventive maintenance agreement for the Heating, Air Conditioning, and Ventilating systems of the Demised Premises.

                                    ARTICLE 7
                           MECHANICS' AND OTHER LIENS

         7.01 Tenant shall have no power to do any act or make any contract that may create or be the foundation for any lien, mortgage or other encumbrance upon the Demised Premises, the reversion or other estate of Landlord, or upon any interest of Landlord in the Demised Premises. If Tenant causes any alterations, rebuildings, replacements, changes, additions, improvements or repairs to be made to the Demised Premises, or causes any labor to be performed or material to be furnished therein, thereon or thereto, neither Landlord nor the Demised Premises nor Landlord's interest in the Demised Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, but all such alterations, rebuildings, replacements, changes, additions, improvements and repairs, and labor and material, shall be made, furnished and performed at Tenant's sole cost and expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing and performing such labor and material. Landlord is willing to sign a Landlord's waiver on personal property and trade fixtures as long as a waiver does not hinder financing and is acceptable to the mortgagee.

         7.02 If, because of any act or omission (or alleged act or omission) of Tenant, any mechanics or other liens charge or order for the payment of money is filed against Landlord or the Demised Premises or Landlord's interest therein or any financing statement is filed for or affecting any equipment or any materials used in the construction or alteration of, or installed in, any such building or improvement in or on the Demised Premises, (whether or not such lien, charge or order, or financing statement is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be canceled and discharged (whether by bonding or payment) within ten (10) days after notice of filing thereof.

         7.03 Prior to the performance of any alterations, additions or improvements to the Demised Premises, (i) Tenant will enter into a written contract with each contractor performing such work and with each supplier providing material and supplies in connection with such work which shall provide
(A) that the contractor and supplier agree that neither they nor any subcontractors nor materialmen shall file any mechanic's or materialman's liens, or notices of intention therefor, against the Demised Premises, or any part thereof or any notices of refusal relating to any work upon or material supplied to or for the Demised Premises; (B) that all subcontracts and purchase orders executed in connection with any such work shall contain agreements similar to those referred to in (A) above, by the subcontractors and suppliers, (C) that Tenant is entering into the contract as tenant and not on behalf of Landlord and that all stop notices thereafter filed by any subcontractor or supplier will be filed only against Tenant and will be binding upon Tenant in connection with Tenant's obligation to make payments under the construction contract; and (ii) Tenant shall, pursuant to Title 2A N.J.S.A. 44-75, cause to be filed a copy of the written contract with each such contractor and supplier and all specifications accompanying the contract.

                                    ARTICLE 8
                               REQUIREMENTS OF LAW

         8.01 Tenant, shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction over the Demised Premises or appurtenances or any part thereof, which are applicable to the Demised Premises and/or the conduct of business thereon, and of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies writing policies covering the Demised Premises or any part thereof.

         8.02 Neither Tenant nor Tenant's agents, employees, invitees or independent contractors shall discharge or permit to be discharged on, or bring on, to the Demised Premises, Building or Parcel, any "Hazardous Material", except in compliance with all applicable laws, rules, regulations, and ordinances regulating such activities. For the purposes of this Lease, "Hazardous Material" means: (A) "hazardous substances", or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq.; or the Hazardous Materials Transportation Act, 49 U.S.C. 1802, all as amended and hereafter amended; (B) "hazardous wastes", as that term is defined by the Resource Conversation and Recovery Act ("RCRA"), 42 U.S.C. 6902 et seq., as amended and hereafter amended; and (C) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standard of conduct concerning any hazardous, toxic or dangerous waste substance or material, all as amended or hereafter amended, and (D) "hazardous substance" as defined in Section 3K of the New Jersey Spill Compensation and Control Act (Spill Act), N.J.S.A. 58:10-23.llb.k.; and (E) crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute); (F) any radioactive material, including any source, special nuclear or by-product material as defined at 41 U.S.C. 2011 et seq., as amended or hereafter amended; (G) asbestos in any form or condition; and (H) polychlorinated biphenyls ("PCBs") or substances or compounds containing PCBs; and (I) "hazardous substance" as defined in (1) Section 3d of ECRA, N.J.S.A. 1K- 8(d), or (2) N.J.A.C. 7:lE-1.3, or (3) N.J.A.C. 87- lE-Appendix A,
or (4) N.J.A.C. 7:1-33. Tenant agrees to pay for all cleanup costs necessary to cure any violation of this Section 8.02.

                                    ARTICLE 9
                                    INSURANCE

         9.01 Tenant shall, at its own cost and expense:

         (a) Keep the Demised Premises, including but not limited to all alternations, rebuildings, replacements, changes, additions and improvements thereto, and all fixtures and equipment and other property located on the Demised Premises, insured against loss or damage by fire and such other risks as may be included in the broadest form of extended coverage from time to time available (including but not limited to the traditional "ALL RISK" Perils) in the amount not less than the full replacement, value thereof (including, but not limited to, foundation and cost of debris removal, without any deduction for depreciation). Such replacement value shall be determined at Tenant's expense from time to time, but not more frequently than once in any twelve (12) calendar months, at the request of Landlord, by one of the insurers or, at the option or Landlord, by an appraiser who is mutually and reasonably acceptable to Landlord" and Tenant;

         (b) Provide and keep in force comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the Demised Premises and on, in or about the adjoining sidewalk and streets, such insurance to be in such forms and amounts as may from time to time be reasonably required by Landlord, provided that at no time shall the coverage be less than $500,000 in respect of personal injury or death to any one person, and of not less than $1,000,000 in respect of any one occurrence, and of not less than $500,000 for property damage;

         (c) Provide and keep in force boiler and machinery insurance in such amounts as may from time to time be required by Landlord;

         (d) Provide and keep in force sprinkler leakage insurance in amounts and forms satisfactory to Landlord, if a sprinkler system is in or on the Demised Premises;

         (e) Provide and keep in force rent insurance (covering Basic Rent and additional rent for a period of at least one year) and such other insurance and in such amounts as may from time to time be required by Landlord against such other insurable hazards as at the time are commonly insured against in the case of premises similarly situated or similarly used.

         9.02 All insurance provided by Tenant is required by this Article 9, and any other insurance carried by Tenant with respect to the Demised Premises (other than casualty insurance for Tenant's personal property), shall be carried in favor of Tenant and Landlord as named insureds as their interests may appear. If requested by Landlord, all or any such insurance shall include the interest of the holder of any mortgage or bond (included but not limited to the State of New Jersey Economic Development Authority Revenue Bonds) secured by the Demised Premises or any part thereof, or any real property of which the Demised Premises is a part, and shall provide that loss, if any, shall be payable to such holder under a standard mortgagee clause, without contribution. All such insurance shall be taken in such responsible companies, licensed to do business in the State of New Jersey and having a BEST rating of A+/IX, as Landlord may approve and the policies therefor shall at all times be held by Landlord or, when appropriate, by the holder of any such mortgage, in which case copies of the policies or, certificates of such insurance shall be delivered by Tenant to Landlord. All such policies shall be non-assessable and shall require thirty
(30) days notice by registered mail to the insureds and the holders of any such mortgage of any cancellation or modification thereof. All such policies to the extent permitted by law shall provide that losses shall be paid to Landlord or any such mortgagee notwithstanding any act or negligence of any insured or mortgagee that might otherwise result in forfeiture of the insurance. Tenant shall not obtain any insurance which would be deemed contributing with any required insurance without naming Landlord as an additional insured thereunder.

         9.03 The loss, if any, under any policies provided for in paragraphs
(a), (c) and (d) of Section 9.01 shall be adjusted by Landlord with the insurance companies (and/or Landlord's mortgagee). Subject to the rights of the holder of any mortgage covering the Demised Premises or any part thereof, or any real property of which the Demised Premises is a part, the proceeds of any such insurance, as so adjusted, shall be payable to and retained by Landlord, which shall be subject, in its use thereof, to the provisions of Article 10 hereof.

         9.04 Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policy, and Tenant shall so perform and satisfy the requirements of the companies writing such policies.

         9.05 Tenant and Landlord shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss, and Tenant shall execute and deliver to Landlord such proofs of loss and other instruments that may be required for the purpose of obtaining, the recovery of any such insurance monies.

         9.06 Tenant shall pay and discharge, when and as due, all premiums on all insurance policies required to be maintained by the provisions of this
Article 9, and shall, after such payment is made, promptly deliver receipts or other evidence of such payment to Landlord. Prior to the Commencement Day, Tenant shall deliver to Landlord original policies of insurance required by this
Article 9 together with evidences of payment of the premiums therefor. Not less than thirty (30) days prior to the expiration date of any such policies, Tenant shall deliver to Landlord original renewal policies and evidence of payment of the premium therefor.

         9.07 Each of the parties hereto hereby releases the other, to the extent of the releasing party's insurance coverage and/or coverage required under this Lease whether or not obtained, from any and all liability for any loss or damage which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees.

                                   ARTICLE 10
                      DESTRUCTION -- FIRE OR OTHER CAUSES

         10.01 If, during the term of this Lease, the Demised Premises or any part thereof, is destroyed or damaged in whole or in part by fire or other cause, Tenant shall give to Landlord immediate notice thereof. If, from it's examination of the damage, in the reasonable opinion of the Landlord, the building is capable of being restored within 120 days, Tenant, at its own cost and expense, shall promptly repair, replace and rebuild the same promptly and with due diligence. Any such repairs shall be subject to and shall be performed in accordance with the provisions of Section 5.01 hereof.

         10.02 If, from it's examination of the damages, in the reasonable option of the Landlord, the building is not capable of being restored with 120 days, either party may terminate this Lease by giving written notice to the other within sixty (60) days of such damage or destruction, such notice to be effective 30 days after receipt of such notice.

         10.03 If less than fifty percent (50%) of the building being a part of the Demised Premises is damaged or destroyed, or if neither party terminates this Lease in the event of damage or destruction of fifty percent (50%) or more of the building being a part of the Demised Premises, this Lease shall not terminate or be affected in any manner, nor shall there be any suspension, diminution, abatement or reduction of rent, by reason of damage to or destruction of the Demised Premises or any part thereof.

         10.04 If the Demised Premises are only partially destroyed by fire or other damage and the Lease is not terminated as above, the net proceeds of any insurance recovered by reason of such damage or destruction in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess being hereinafter called the "net insurance proceeds") to the extent made available by any mortgagee for restoration shall be applied towards the reasonable cost of restoring such building and other improvements.

         10.05 Whether or not this Lease is terminated pursuant to this Article 10, if insurance is not carried against the damage, or if in Landlord's sole opinion the net insurance proceeds actually so received by Landlord (excluding rent insurance proceeds) will not be adequate to pay for repairing the damage, Tenant shall pay the cost of repair in excess of net insurance proceeds so made available by mortgagees, and prior to the commencement of any restoration work shall give Landlord adequate security for the payment. Notwithstanding anything in, this Lease to the contrary, Landlord shall not be required to make insurance proceeds available for restoration during the last two years of the then existing term of this Lease, but Tenant shall nevertheless be liable to Landlord for any shortage of net insurance proceeds even if Landlord elects not to make net insurance proceeds available for restoration. Except as otherwise provided in this Lease, Tenant's obligation to pay rent shall not in any way be affected by damage to or destruction of the Demised Premises or any part thereof, regardless of cause, and there shall be no abatement diminution or reduction of rent by reason thereof except to the extent, if any, that Landlord receives rent insurance proceeds.

                                   ARTICLE 11
                                  CONDEMNATION

         11.01 In the event that the Demised Premises or any part thereof is taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord and those authorized to exercise such right, Landlord shall be entitled to collect the entire award made in any such proceeding without deduction therefrom for any estate hereby vested in or owned by Tenant. Tenant shall execute any and all further documents that may be required in order to facilitate collection by Landlord of any and all such awards. Tenant shall be entitled to claim against the condemnor for any special relocation expenses that do not reduce the award payable to Landlord.

         11.02 If the whole or substantially all of the Demised Premises is so taken or condemned, this Lease shall terminate and expire on the later to occur of the date upon which title vests in the condemning authority or the date possession must be surrendered to the condemning authority, and the Basic Rent and additional rent provided to be paid by Tenant shall be apportioned and paid to such date.

         11.03 In the event of a partial taking that does not result in termination of this Lease, Landlord shall promptly and with due diligence proceed to rebuild, repair and restore the remainder of any building being a part of the Demised Premises affected thereby to a complete, independent and self-contained architectural unit, for the purposes in use before the taking, provided that the cost of restoration in no event exceeds the amount of the condemnation award actually received by and made available by mortgagees to Landlord (after deducting reasonable expenses including attorneys' and/or appraiser's fees) for the part of Demised Premises taken, not including that part of such award reasonably allocable to land taken; and Tenant shall provide Landlord with assurance satisfactory to Landlord that Tenant will pay the cost of any such excess. Following such partial taking, and prior to the substantial completion of such restoration as is herein required, the then current Basic Rent shall abate in proportion to the fraction of the floor area of the building being a part of the Demised Premises that is taken and not so restored.

                                   ARTICLE 12
                               ACCESS TO PREMISES

         12.01 Tenant shall permit Landlord and its agents to enter the Demised Premises at all reasonable hours (and in an emergency, at any hour) to inspect, to make repairs that Tenant may neglect or refuse to make in accordance with the terms of this Lease, to show the Demised Premises to persons wishing to purchase or to make a mortgage loan secured by the Demised Premises, and to show the Demised Premises at any time within six (6) months prior to the expiration of the term hereof to persons wishing to rent the Demised Premises. Tenant shall, within six (6) months prior to the expiration of the term, permit the usual notice of "For Rent" and "For Sale" to be placed on the Demised Premises and to remain thereon without hindrance or molestation.

                                   ARTICLE 13
                       NO UNLAWFUL OCCUPANCY -- NO VACANCY

         13.01 Tenant shall not maintain, use or occupy the Demised Premises or permit the Demised Premises to be used or occupied in violation of any statute, ordinance or any requirement of any public authority or any restrictions, easements or other agreements of record affecting the Demised Premises. In the event that any public authority or Pureland Association, Inc., or Declarant under the Declarations shall hereafter at any time contend or declare by notice, violation, order or in any other manner whatsoever that the Demised Premises is being used in violation of such statute, ordinance or other requirement, Tenant shall immediately discontinue such use of the Demised Premises.

         13.02 Tenant shall not vacate or desert the Demised Premises or permit the Demised Premises to be empty and unoccupied.

                                   ARTICLE 14
                                    INDEMNITY

         14.01 Tenant shall indemnify, defend and save harmless Landlord against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions fines, penalties, claims and demands of every kind or nature, including but not limited to reasonable counsel fees, by or on behalf of any person, entity or governmental authority whatsoever arising out of (a) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, (b) any accident, injury, damage, occurrence or activity that happens in or about the Demised Premises or appurtenances thereto or on or under the sidewalks, streets, roads and highways in front of or adjacent thereto, however occurring, and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation of the Demised Premises or appurtenances thereto or any part thereof, or of the sidewalks, streets, roads and highways in front of or adjacent thereto during the term hereof, unless caused by the negligent act or omission of Landlord, its agents, servants or employees, (c) failure to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any federal, state, county or municipal governmental authority or agreements of record affecting the Demised Premises, or (d) any mechanic's lien or financing statement filed against the Demised Premises or Landlord's or Tenant's interest therein or any equipment therein or any materials used in the construction or alternation of any building or improvement therein or thereon.

         14.02 Tenant agrees to relieve and hereby relieves Landlord from and agrees to indemnify Landlord against all liability by reason of any injury or damage to Tenant or to any other person or property in or on the Demised Premises, whether belonging to Tenant or to any other person, caused by any fire, breakage, leakage, collapse or other event in any portion of the Demised Premises, or any portion of the building of which the Demised Premises is a part, or from water, rain or snow, that may leak into, issue or flow from any part of the Demised Premises, or of the building of which the Premises is a part, from the drain, pipes or plumbing work of the same, or from any place whatsoever, whether such fire, breakage, leakage, collapse or other event, injury or damage be caused by or result from the negligence of Landlord or any other person or persons whatsoever, and whether or not such event results in the termination of this Lease by reason of damage to or destruction of the Demised Premises.

                                   ARTICLE 15
                                     DEFAULT

         15.01 Each of the following events shall be an Event of Default hereunder by Tenant and a breach of this Lease:

         (a) If Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or any insolvency act of any state or voluntarily takes advantage of any such law or act by answer or otherwise or is dissolved or makes an assignment for the benefit of creditors.

         (b) If involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of a corporation are instituted against

Tenant or if a receiver or trustee is appointed for all or substantially all of the property of Tenant and such proceedings are not dismissed or such receivership or trusteeship is not vacated within sixty (60) days after such institution or appointment.

         (c) If Tenant fails to pay Landlord any Basic Rent or additional rent within five (5) days of it becoming due and payable.

         (d) If Tenant fails to perform any of the agreements, terms, covenants, or conditions hereof on Tenant's part to be performed other than the payment or Basic Rent or additional rent and such non-performance continues for a period within which performance is required to be made by specific provision of this Lease or if no such period is so provided, for a period of fifteen (15) days after notice thereof by Landlord to Tenant or, if such default cannot be reasonably cured within such fifteen (15) day period, and does not thereafter diligently continue to proceed therewith to completion.

         (e) If Tenant fails to take possession of the Demised Premises within thirty (30) days after notice to Tenant that the Demised Premises are ready for occupancy by Tenant.

         (f) Notwithstanding anything in this Lease to the contrary with respect to 15.01 (c), Landlord shall not be required to give Tenant notice of default more than two (2) times in any twelve (12) month period.

         15.02 Upon the occurrence of an Event of Default or without notice in the event of any emergency, Landlord at its option may, but shall not be obligated to make any payment required of Tenant herein or comply with any agreement, or perform any term, convenant or condition, required hereby to be performed by Tenant, and the amount so paid, together with interest thereon at the "Default Rate" (as hereafter defined) from the date of such payment by Landlord shall be deemed to be additional rent hereunder payable by Tenant and collectible as such by Landlord upon demand. Landlord shall have the right to enter the Demised Premises for the purpose of correcting or remedying any such Event of Default or emergency and to remain therein until the Event of Default or emergency is corrected or remedied, but neither any such expenditure nor any such performance by Landlord shall be deemed to terminate the Lease or suspend Tenant's obligations hereunder or to waive or release Tenant's Event of Default or the right of Landlord to take such action as may be otherwise permissible hereunder in the case of such Event of Default or emergency.

         15.03 Upon occurrence of an Event of Defaultt at the sole option of Landlord and In each case without waiver of any other rights of Landlord contained in this Lease:

     (a) (i) The whole Basic Rent and additional rent (together sometimes cal led the "rent") for the balance of the term of, this Lease, as hereinafter computed,.or any part thereof, shall immediately become due and payable as if by the terms of this Lease such whole rent were payable in advance, and

         (ii) Landlord may immediately proceed to distrain, collect or bring action for the whole rent or part thereof, as being rent in arrears, or may file a proof of claim in any bankruptcy or insolvency proceeding for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

         (iii) Rent for each year for the balance of the term after the occurrence of any Event of Default for the purpose of computing the whole rent for the balance of the term of this Lease under this Section 15.03 (a) shall be computed on the basis of the then current Basic Rent and additional rent payable by Tenant pursuant to Article 2 of this lease.

     (b) (i) Landlord may re-enter and repossess the Demised Premises, using such force (without breach of peace) for that purpose as may be reasonably necessary without being liable to prosecution or damages therefor, and Tenant shall nevertheless remain and continue liable to Landlord in a sum equal to all Basic Rent and additional rent and other charges payable hereunder for the remainder of the term hereof and, except to the extent Tenant can prove the Landlord has failed to take reasonable steps, under the circumstances, to mitigate damages; and

          (ii) Landlord may attempt to relet all or any parts of the Demised Premises for the account of Tenant upon such terms and to such persons or entities and for such period or periods as Landlord, in its sole discretion, determines, including a term beyond the termination of this Lease, and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting, or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. For the purpose of such reletting, Landlord may alter, decorate or make repairs in or to the Demised Premises to the extent deemed by Landlord desirable or convenient, and the cost of such alteration , decoration and repairs, as well as any reasonable brokerage and legal fees expended by Landlord, shall be charged to and be payable by Tenant as additional rent hereunder, and any sum collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Should any rent collected by Landlord as provided in this Section 15.03 (b) (ii) after the payments herein mentioned be insufficient to fully pay to Landlord a sum equal to all Basic Rent and additional rent and other charges payable hereunder for the remainder of the term hereof, the balance or deficiency shall be paid by Tenant on the rent days specified in this Lease, that is, upon each of such rent days, Tenant shall pay to Landlord the amount of the deficiency then existing; and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from the Tenant the amount thereof, or a sum equal to all such Basic Rent and additional rent and other charges payable hereunder, if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other cancellation or termination hereof. Should any rent collected by Landlord as provided in this Section 15.03 (b) (ii) after the payments herein mentioned be in excess of all Basic Rent and additional rent and other charges payable hereunder for the remainder of the term hereof originally demised, Landlord shall retain the excess. Rent for each year for the balance of the term after the occurrence of any Event of Default for the purpose of computing the whole rent for the balance of the term of this Lease under this
Section 15.03 (b) hereof shall be computed as equal to the then current Basic Rent and additional rent payable by Lessee pursuant to Article 2 of this Lease.

         (c) This Lease shall terminate upon notice to that effect from Landlord to Tenant.

         (d) From and after the occurrence of any Event of Default, any unpaid rent shall bear interest until paid at a rate per annum equal to two percent (2%) plus the interest announced from time to time by Midlantic National bank/South as its "prime rate" or "prime lending rate", adjusted on a daily basis (the "Default Rate").

         (e) Tenant shall pay all legal fees and expenses of Landlord incurred by Landlord in consulting counsel and/or enforcing this Lease and/or obtaining payment or performance under this Lease, whether or not legal action actually is required or commenced.

         15.04 Suit or suits for the recovery of the deficiency or damages referred to in Sections 15.03 (a) and (b), or for any installment or installments of Basic Rent and additional rent hereunder, or for a sum equal to any such installment or installments may be brought by Landlord, from time to time at Landlord's election, and nothing in this Lease contained shall be deemed to require Land 10 rd to await the date on which this Lease or the term hereof would have expired had there been no such default by Tenant or no such cancellation or termination.

         15.05 Nothing contained in this Article 15 shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule or law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the damages referred to in any of the preceding Sections.

         15.06 In the event of a breach by Tenant of any of the agreements, terms, covenants or conditions of this Lease, Landlord shall have the right of injunction to restrain such breach or threatened breach and the right to invoke any remedy allowed by law or in equity, as if specific remedies, indemnity or reimbursement were not provided elsewhere in this Lease.

         15.07 The rights and remedies of Landlord stated in this are distinct, separate and cumulative, and no one of them, whether or nor exercised by Landlord, shall be deemed to be in exclusive of any of the others herein or by law or in equity provided.

         15.08 No receipt of monies by Landlord from Tenant, after the cancellation or termination of this Lease shall reinstate, continue or extend the term, or affect any notice theretofore given to Tenant or operate as a waiver of the right of Landlord to enforce the payment of Basic Rent and additional rents then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Demised Premises by proper suit, action, proceeding or other remedy. After termination as provided for in
Section 15.03 (c) and after the commencement of any suit, action, proceeding or other remedy or after a final order or judgment for possession of the Demised Premises, Landlord may demand, receive and collect any monies due, or therafter falling due, without in any manner affecting such notice, suit, action, proceeding, order or judgment; and any and all such monies so collected shall be deemed to by payments on account of the use and occupation of the Demise Premises or at the election of Landlord, on account of Tenant's liability under this Lease.

         15.09 The failure of Landlord to insist upon a strict performance of any of the agreements, terms, covenants and conditions of this Lease shall not be deemed a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

         15.10 It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other as to any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises or any statutory remedy.

                                   ARTICLE 16
                                   END OF TERM

         16.01 On the expiration or sooner termination of the term, Tenant shall: (a) peaceably and quietly surrender and deliver the Demised Premises to Landlord broom-clean, including all buildings, replacements, alterations, additions and improvements constructed, erected, added or placed by Tenant thereon, and (b) remove all trade fixtures, equipment and personal property owned by Tenant and located on the Demised Premises, as well as all such alterations, improvements and additions with respect to which Landlord has given Tenant notice to remove, and shall repair any damage to the Demised Premises caused by the installation thereof and/or by such removal.


                                   ARTICLE 17
                                 QUIET ENJOYMENT

         17.01 Landlord covenants that, so long as Tenant shall faithfully perform the agreements, terms, covenants and conditions of this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the term granted by this Lease without molestation or disturbance by or from Landlord and free of any lien created or suffered by Landlord.

                                   ARTICLE 18
                              ESTOPPEL CERTIFICATE

         18.01 Tenant shall, without charge, at any time and from time to time hereafter, within ten (10) days after request by Landlord, certify by a written instrument duly executed and acknowledged to any mortgagee or proposed mortgagee or any other person or entity specified by Landlord, as to the validity and force and effect of this Lease, in accordance with its tenor, as then constituted, as to the existence of any default on the part of any party thereunder, as to the existence of any offsets, counterclaims or defenses thereto on the part of Tenant, and as to any other matters that may be reasonable requested by Landlord.

                                   ARTICLE 19
                                  SUBORDINATION

         19.01 Tenant agrees that Tenant's rights under this Lease are and shall always be subject and subordinate to the lien of any mortgage or mortgages now or hereafter placed from time to time upon the Demised Premises or any part thereof, or the Parcel, or leasehold interest therein, and to any renewals, extensions, modifications or consolidations thereof, and to all advances previously and/or hereafter made from time to time upon the security thereof. Tenant shall, upon written demand from Landlord execute such other and further instruments or assurances confirming the subordination of this Lease to the lien or liens of any such mortgages and making such modifications or clarifications to this Lease as shall be required by Landlord's mortgagee or proposed mortgagee if such modification does not increase either the obligations of Tenant or the rights and remedies of Landlord under this Lease. Tenant agrees, at the election of the holder of any aforesaid mortgage, or anyone claiming by, through or under such holder, to attorn to such holder, or anyone claiming by, through or under such holder, of a mortgage to which this Lease is subordinate. If any mortgagee elects at anytime to have Landlord's or Tenant's interest in this Lease superior to the interest of such mortgagee and gives written notice to Tenant to that effect; then this Lease shall be deemed to be superior to any such mortgage whether this Lease was executed before or after such mortgage or before or after any advance made on the security of such mortgage.

                                   ARTICLE 20
                                     NOTICES

         20.01 Whenever it is provided in this Lease that notice, demand, request or other communication shall or may be given to or served upon either of the parties by the other, and whenever either of the parties desires to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Demised Premises, each such notice, demand, request or other communication shall be in writing and, any law or statue to the contrary notwithstanding, shall be effective for any purpose if given or served as follows:

                  (a) If by Landlord, by mailing the same to Tenant by registered or certified mail, postage prepaid, or by deposit for delivery with a nationally recognized overnight courier service (such as Federal Express), charges prepaid, in either event return receipt requested, addressed to Tenant at the address set forth above or at such other address as Tenant may from time to time designate by notice given to Landlord in the manner herein provided.

                  (b) If by Tenant, by mailing the same to Landlord by registered or certified mail, postage prepaid, or by deposit for delivery with a nationally recognized overnight courier service (such as Federal Express), charges prepaid, in either event, return receipt requested, addressed to Landlord may from time to time designate by notice given to Tenant in the manner herein provided.

                                   ARTICLE 21
                             HOLDOVER & TERMINATION

         21.01 If Tenant retains possession of the Demised Premises or any part thereof after the expiration of the term of this Lease, Tenant shall, at Landlord's option, be held to be a tenant at will for twice the Basic Rent as in effect during the last month of the Lease and otherwise upon the same terms and conditions of this Lease, provided that the provisions of this Section shall not be deemed to waive Landlord's rights of re-entry of any other rights of Landlord hereunder, including rights to any damages of Landlord sustained by reason of Tenant's wrongful retention of the Demised Premises or any part thereof.

         21.02 If this Lease is terminated pursuant to any express provision of this Lease other than by reason of an Event of Default, Tenant shall not be relieved of or from any obligation under this Lease accruing or arising prior to the later of the date of termination of this lease or vacation of the Demised Premises in compliance with the requirements of this Lease.

                                   ARTICLE 22
                             ACCORD AND SATISFACTION

         22.01 No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or other charges payable by Tenant hereunder, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent or other charges be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to

Landlord's right to recover the balance of such rent or other charge or pursue any other remedy in this Lease provided.

                                   ARTICLE 23
                           SEPARABILITY AND AMENDMENT

         23.01 Landlord and Tenant intend and believe that each provision in this Lease complies with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Lease is found by a court of law to be in violation of any local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of the Lease to be illegal, invalid, unlawful, void or unenforceable, such portion, provision or provisions shall be deemed to be and shall be treated as if it were not contained in this Lease, and that rights, obligations and interest of Landlord and Tenant under the remainder of this Lease shall continue in full force and effect.

                                   ARTICLE 24
                                   EXONERATION

         24.01 The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Demised Premises and, in the event any transfer or transfers of the title thereto after the Commencement Date by Landlord herein named, and in case of any subsequent transfers or conveyances, the then grantor shall be automatically free and relieved from and after the date of such performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

         24.02 Neither Landlord nor any principal of Landlord, whether disclosed or undisclosed, shall have any personal liability with respect to any provisions of the Lease or the Demised Premises, or property of which it is a part, and if Landlord is in breach or default with respect to its obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the property of which the Demised Premises is a part for the satisfaction of Tenant's remedies.

                                   ARTICLE 25
                                    BROKERAGE

         25.01 (a) Landlord, for itself, its representatives, agents and employees, represents that it has had no dealings negotiations or consultations with any broker or finder in connection with this Lease, except for Albert M. Greenfield & Co., Inc. (the "Broker"). Landlord agrees: (i) to pay all commissions and other sums due to the Broker with regard to this Lease; and (ii) to indemnify Tenant and save Tenant harmless from any and all costs, expenses (including attorneys' fees) and liability resulting from the inaccuracy of this representation.

               (b) Tenant, for itself, its representatives, agents and employees, represents: (i) that it has had no dealings, negotiations or consultations with any broker or finder in connection with this Lease, and further represents that no broker or finder called the Demised Premises or Landlord to Tenant's attention, except for the Broker; and (ii) that Tenant has no agreement, whether oral or written, with the Broker. Tenant agrees to indemnify Landlord and save it harmless from any and all costs, expenses (including attorneys' fees) and liability resulting from the inaccuracy of this representation.

                                   ARTICLE 26
                                      SIGNS

         26.01 Except for signs which are located wholly within the interior of the building being a part of the Demised Premises and which are not visible from the exterior of such building, no signs shall be placed, erected, maintained or painted at any place upon the Demised Premises without the prior written consent of Landlord as to the size, design, color, location, content, illumination, composition or material and mobility thereof. Provided Tenant obtains Landlord's prior written consent as aforesaid, Tenant may to the extent and manner allowed by law or public regulation and or the Declarations, place, erect, maintain or paint signs upon the Demised Premises provided that they are maintained by Tenant in good condition during the term hereof, and Tenant shall remove all signs at the termination of this Lease, repairing any damage caused by the installation and/or removal thereof.

                                   ARTICLE 27
                                SECURITY DEPOSIT

         27.01 Tenant has deposited with Landlord the sum of FORTY THREE THOUSAND ($43,000) DOLLARS to be retained by Landlord as security for the faithful performance and observance by Tenant of the covenants and conditions of this Lease. In the event Tenant defaults under this Lease in connection with, but not limited to, the payment of Basic Rent or additional rent or other sums payable hereunder or other performance, Landlord may use, apply or retain the whole or any part of the cash security so deposited to the extent required for the payment of any Basic Rent and any additional rent and any other sums payable hereunder as to which Tenant is in default or on account of any sum which Landlord may expend or may be required to expend by reason of Tenant's default. In the event that Tenant shall fully and faithfully comply with all to the covenants and conditions of the Lease, the cash security shall be returned to Tenant after the date fixed as the expiration of the term of this Lease and surrender of the Demised Premises to Landlord. In the event of a sale of the Demised Premises to a bona fide purchaser, Landlord shall have the right to transfer to such purchaser the aforesaid cash security, and Landlord thereupon shall be released by Tenant from all liability for the return thereof, and Tenant agrees to look to the new Landlord solely for the return thereof.

                                   ARTICLE 29
                                  MISCELLANEOUS

         29.01 This lease contains the entire agreement between the parties and cannot be changed or terminated orally, but only be an instrument in writing executed by the parties.

         29.02 This agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         29.03 The captions of the various articles of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

         29.04 Wherever in this Lease something may only be done with the prior written consent of Landlord, Landlord shall have the right to withhold consent for any reason or for no reason whatsoever.

         29.05 The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and, except as otherwise provided herein their assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed and their corporate seals to be affixed hereto on the day first above stated.


                                                  LANDLORD: FREEWAY 130, L.L.C.

                                                  BY: /s/ Chris Wilton
                                                  --------------------
                                                  Chris Wilton

                                                  TENANT: A.C. MOORE, INC.

(Corporate Seal)                                  BY: /s/ John E. Parker
                                                  ----------------------
                                                  John E. Parker